1.	Effective May 24, 2018, Mr. Arcaro resigned his executive positions as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors. Simultaneously, effective May 24, 2018, Mr. Arcaro appointed the following individuals: Mandla J. Gwadiso as the President/Chief Executive Officer and sole member of the Board of Directors.

2.	On May 24, 2018, Gwadiso submitted his resignation to the Board of Directors and on May 25, 2018 the resignation was accepted and as his last act appointed Erroll A. Booker as Director and CEO and Cletus M. Ibeto as Chairman to the Board.

3.	On May 26, 2018 the shareholders holding a majority of the total issued and outstanding shares approved the change in corporate name to “Ibeto Cement International Corporation” and to change the state of Domicile from Nevada to Florida.

4.	On May 30, 2018 the Articles of Incorporation and Certificate of Conversion was filed with the Florida Secretary of State. The foregoing description of the Certificate of Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

5.	On June 4, 2018 the Certificate of Dissolution was filed with the Nevada Secretary of State.

6.	On June 27, 2018The Company submitted initial documents to the Financial Industry Regulatory Authority ("FINRA") regarding this name change. FINRA is still reviewing the Company's submissions. The Company will announce the completion of FINRA's review and the effectiveness of the name change by filing a subsequent Form 8-K.

7.	On July 3, 2018 the company was notified the Securities and Exchange Commission issued a 10- day trading suspension on the Company’s common shares of stock.

8.	On July 5, 2018 DTCC imposed a “Global Lock” on the Company’s common shares suspending all book entry services.

It is the full intent of the Company to cooperate with all regulatory agencies and move forward.

25

***CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION***

***Interim Consolidated financial statements***

***for the period ended June 30, 2018***

2nd Floor, Nurses House, PC 43, Churchgate Street,
(formerly Afribank Street) Victoria Island, Lagos.
0803 333 8600, 0809 833 8600.
E-mail: olayinka_oyebola@hotmail.com
yinka@olayinkaoyebolaandco.com
www.olayinkaoyebolaandco.com

OLAYINKA OYEBOLA & CO.
Chartered Accountants

**Report of Independent Registered Public Accounting Firm**
**To the shareholders and the board of directors of Century Petroleum Corp/Ibeto Cement International Corporation**

***Opinion on the Financial Statements***

We have reviewed the accompanying balance sheets of **Century Petroleum Corp/Ibeto Cement International Corporation** (the "Company") as of June 30, 2018, the related statements of operations, changes in shareholders' equity and cash flows, for the six-month period ended June 30, 2018 and December 31, 2017. These interim financial statements are the responsibility of the company's management

***Basis for Opinion***

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion

Based on our reviews, we are not aware of any material modifications that should be made to such consolidated interim financial statements for them to be in conformity with accounting principles generally accepted in the United State of America

We have previously audited in accordance with the standards of the Public Company Accounting Oversight Board (United State of America), the consolidated balance sheet of the company as of December 31, 2017 and the related consolidated statement of income, comprehensive income, cash flows and shareholders' equity for the year, we expressed an unqualified opinion on those consolidated financial statements.

**OLAYINKA OYEBOLA & CO.**
**(Chartered Accountants)**

We have served as the Company's auditor since May 2018.
**Lagos, Nigeria**
**September 2018,**

**CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION**
**CONSOLIDATED BALANCE SHEET**
**AS OF JUNE 30, 2018**

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **ASSETS** | **$** | **$** |
| **Current Assets** | | |
| Cash & Bank Balances | 42,736 | 125,798 |
| Trade Receivables | 383,250 | 443,906 |
| Other Receivables | 620,228 | 247,869 |
| Due from Related Companies | 7,903,856 | 8,073,022 |
| Inventory | 85,453 | 91,798 |
| | **9,035,523** | **8,982,393** |
| **Non-Current Assets** | | |
| Fixed Assets | 20,639,137 | 22,267,121 |
| Investments | 10,306,127,265 | 10,306,127,265 |
| | **10,326,766,402** | **10,328,394,386** |
| **Total Assets** | **10,335,801,925** | **10,337,376,779** |
| **LIABILITIES & STOCKHOLDERS EQUITIES LIABILITIES:** | | |
| Trade Payables | 669,279 | 669,279 |
| Due to Related Companies | 52,027 | 452,391 |
| Other Payables | 41,943,612 | 35,327,997 |
| **Total Liabilities** | **42,664,918** | **36,449,667** |
| **Equity** | | |
| Common Stock (0.001) Par value, 483,000,000 share authorized, 271,857,054 share issued and outstanding at 6/30/2018, (0.00543478) Par value, 250,000,000 issued and outstanding at 12/31/2017. | 271,857 | 1,358,696 |
| Translation Adjustment | - | (664,252) |
| Additional Paid-in Capital | 19,002,143 | - |
| Revaluation Reserve | 10,292,448,739 | 10,292,448,739 |
| Retained Earnings | (18,585,732) | 7,783,929 |
| **Total Equity** | **10,293,137,007** | **10,300,927,112** |
| **Total Equity and Liabilities** | **10,335,801,925** | **10,337,376,779** |

## CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION
## CONSOLIDATED STATEMENT OF OPERATIONS
## FOR THE PERIOD ENDED JUNE 30, 2018

| | Unaudited 6 Months Period Ended June 30 2018 $ | Unaudited 6 Months Period Ended June 30 2017 $ | Audited Year Ended December 31 2017 $ |
|---|---|---|---|
| Revenue | - | 1,997,350 | 6,736,689 |
| Cost of Sales | 936,818 | 4,766,553 | 8,158,807 |
| **Gross (Loss)** | **(936,818)** | **(2,769,203)** | **(1,422,118)** |
| Administrative Expenses | 5,676,999 | 998,181 | 2,823,881 |
| Finance and other Charges | 303,343 | 5,899 | 11,798 |
| Depreciation Expense | 1,627,984 | 1,652,887 | 3,259,963 |
| Other Income | 17,124 | 10,121 | 6,254 |
| **Net (Loss) Before Tax** | **(8,528,020)** | **(5,416,049)** | **(7,511,506)** |
| Income Tax Provision | - | - | - |
| **Net (Loss) After Tax** | **(8,528,020)** | **(5,416,049)** | **(7,511,506)** |

## CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION
## COMPREHENSIVE INCOME STATEMENT
## FOR THE PERIOD ENDED JUNE 30, 2018

| | | | |
|---|---|---|---|
| **Net (Loss) After Tax** | **(8,528,020)** | **(5,416,049)** | **(7,511,506)** |
| **Other Comprehensive Income** | | | |
| Translation Adjustments | - | - | (2,063,323,210) |
| **Comprehensive (Loss)** | **(8,528,020)** | **(5,416,049)** | **(2,070,834,716)** |

**CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION**
**CONSOLIDATED STATEMENT OF CHANGES IN EQUITY**
**FOR THE PERIOD ENDED JUNE 30, 2018**

| | Common Stock | Retained Earnings | Revaluation Reserve | Total |
|---|---|---|---|---|
| **Change in Equity December 31, 2017** | $ | $ | $ | $ |
| **Balance as of 1/1/2017** | **1,358,696** | **19,071,988** | **12,350,938,487** | **12,371,369,171** |
| Translation Adjustments | - | (3,178,665) | (2,058,489,748) | (2,061,668,413) |
| Loss for the year | - | (7,511,506) | - | (7,511,506) |
| Shareholder Distribution | - | (597,888) | - | (597,888) |
| **Balance as of 12/31/17** | **1,358,696** | **7,783,929** | **10,292,448,739** | **10,301,591,364** |

| | Common Stock | Retained Earnings | Revaluation Reserve | Total |
|---|---|---|---|---|
| **Change in Equity June 30, 2018** | $ | $ | $ | $ |
| **Balance as of 1/1/2018** | - | **7,783,929** | **10,292,448,739** | **10,300,232,668** |
| Loss for the year | - | (8,528,020) | - | (8,528,020) |
| Accumulated Deficit | - | **(17,841,641)** | - | **(17,841,641)** |
| Common Stock | **271,857** | - | - | **271,857** |
| **Balance as of 6/30/18** | **271,857** | **(18,585,732)** | **10,292,448,739** | **10,274,134,864** |

**CENTURY PETROLEUM CORP/IBETO CEMENT INTERNATIONAL CORPORATION**
**CONSOLIDATED STATEMENT OF CASHFLOW**
**FOR THE PERIOD ENDED JUNE 30, 2018**

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Cash Flow from Operating Activities** | $ | $ |
| Loss Before Tax | (8,528,020) | (7,511,506) |
| Adjustment for Depreciation | 1,627,984 | 3,259,963 |
| | **(6,900,036)** | **(4,251,543)** |
| **Changes in Working Capital** | | |
| (Increase)/Decrease in Inventory | 6,345 | 779,195 |
| (Increase)/Decrease in Trade and other Receivables | (311,704) | 2,627,934 |
| (Increase)/Decrease in Due from Related Companies | 169,167 | 1,596,271 |
| Increase/(Decrease) in Trade and other Payables | 6,683,459 | 1,562,522 |
| Tax Paid | (67,842) | (141,050) |
| Increase/(Decrease) in Due to Related Companies | (400,365) | 87,771 |
| **Net Cash Flow from Operating Activities** | **(820,976)** | **2,261,100** |
| | | |
| **Cash Flow from Investing Activities** | | |
| Investments | - | 2,061,225,453 |
| **Net Cash Flow from Investing Activities** | - | **2,061,225,453** |
| | | |
| **Cash Flow from Financing Activities** | | |
| Additional Paid-in Capital | 17,915,305 | (597,889) |
| Accumulated Deficit | (17,841,641) | - |
| Translation Adjustment | 664,251 | (2,062,797,846) |
| **Net Cash Flow from Financing Activities** | **737,914** | **(2,063,395,735)** |
| | | |
| **Decrease/Increase in Cash and Cash Equivalent** | **(83,062)** | **90,818** |
| Cash and Cash Equivalent at Beginning | 125,798 | 34,980 |
| **Cash and Cash Equivalent at The End of The Year** | **42,736** | **125,798** |

**Notes to the Financial Statements**

**Note 1. Organization**

Century Petroleum Corp, (the "Company"), was incorporated in the State of Nevada on December 13, 2004 as Som Resources, Inc. In August 2006, the Company changed its name to Century Petroleum Corp. Century Petroleum Corp. was founded in 2004.

The Company (Century Petroleum Corporation) is an oil and gas exploration and production company that engages in the acquisition and exploration of oil and gas properties with a view to exploiting any oil and gas reserves discovered.

On January 30, 2018 the District Court for Clark District, State of Nevada, in The Matter of: Century Petroleum Corp., Case No. A-17-766864-P, issued an order appointing Joseph Arcaro as custodian of the Corporation pursuant to Section 78.347(1)(b) of the Nevada Revised Statutes (the "Court Order"). Mr. Arcaro was also appointed as the sole executive officer and sole member of the Board of Directors. On February 12, 2018, the Corporation was reinstated under Nevada statutory law by Mr. Arcaro as custodian resulting from the Court Order.

To ensure its continued success as both a global and a national brand, Century Petroleum Corp. has continued to expand its operations and personnel both in the US and off the shores of U S . Currently, Century Petroleum Corp is engaged in business relationships with Ibeto cement Company Limited and it subsidiaries.

Ibeto Cement Company Limited (ICCL) was incorporated in Nigeria on 15th of November 2002. The company is primarily located in the city of Port Harcourt. The intended principal activity of the company is that of importation, bagging and selling of bulk cement.

On May 26, 2018 the shareholders holding a majority of the total issued and outstanding shares approved the change in corporate name to "Ibeto Cement International Corporation" and to change the state of Domicile from Nevada to Florida., reflecting the Company's new business direction and on July 19, 2018 the article of amendment to the article of incorporation for Ibeto Cement International Corporation, a florida corporation were filed.

1. **Summary of Significant Accounting Policies**

***Basis of Accounting***

The company's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ('U.S GAAP') and are stated in U.S dollars.

***Use of Estimates and Assumptions***

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

***Depreciation and Amortization***

Factory Building, Office Building, Utilities, Plant & Machinery, Furniture & Fittings, Cement Silos and Factory Warehouse Port Jetty, Cement Bagging plant, Ship Unloader, are depreciated on a straight-line basis over their useful lives at rates based on the category of the asset. All assets are reported in the balance sheet at Net Book Value.

Notes to the Financial Statements (Continued)

June 30, 2018

***Investments***

Ibeto Cement Company Limited, subsidiary of Century Petroleum Corp./Ibeto Cement International Corporation owns 100% interest in Eastern Bulk Cement Company Limited. Eastern Bulk Cement Company Limited owns 60% interest in Nigeria Cement Company Limited (Nkalagu Ebonyi State Nigeria).

The value of the company's investments includes the result of an independent valuation of the limestone deposit in Nigeria Cement Company Limited (Nkalagu Ebonyi State Nigeria), it also includes the 60% Controlling Interest by Ibeto Cement Company Limited of the total value of the limestone reserve presented in the valuation certificate and the 100% value of its investment in Cross River/Abia Cement Project. The independent valuation was conducted in November 2015 by **De Alpha Seriez LTD** a firm of geoscience investigation for solid mineral, hydro archeological and mine situated in Ebonyi State in Nigeria. The samples of the Limestone extracted during coring were physically verified and documents reviewed confirming the existence of the limestone deposit in the factory location was collected from **SINOMA INTERNATIONAL ENGINEERING COMPANY LIMITED** to determine that the values are presented fairly.

The subsidiary was granted (6) Mining Leases from Mining Cadastral Office under the Ministry of Mines and Steel Development in Nigeria. The Mining leases are listed below;

***Mining Lease (Ebonyi State)***

| File Number | Mining Lease | Year Issued | Year of Expiration | Duration Of lease |
|---|---|---|---|---|
| 1. 0000092 | 3029 | 10/31/2007 | 2032 | 25 Years |
| 2. 0000093 | 3030 | 10/31/2007 | 2032 | 25 Years |
| 3. 0000094 | 3850 | 10/31/2007 | 2032 | 25 Years |
| 4. 0000095 | 3848 | 10/31/2007 | 2032 | 25 Years |
| 5. 0000096 | 905 | 10/31/2007 | 2032 | 25 Years |
| 6. 0000099 | 3849 | 10/31/2007 | 2032 | 25 Years |

**Notes to the Financial Statements (Continued)**

**June 30, 2018**

***Cash and Cash Equivalents***

As of June 30, 2018, funds held at various commercial banks are detailed in the financial statements. Cash and cash equivalents include deposits and short term highly liquid instruments. Amounts included are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value.

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods of between one day and three Months, depending on the immediate cash requirements of the company and earn interest at the respective short-term deposit rates.

***Receivables***

Trade receivables include amounts due from Customers. The account due from customer arise from the sales of cement. No provision was made in the financial statement as of the balance sheet date for basis to determine allowance for doubtful debt as there is no history of accounts being written off for non-performance. Trade receivables are non-interest bearing.

***Financial Instruments***

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

**Notes to the financial statements (Continued)**

**June 30, 2018**

A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company's financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

***Comprehensive Income***
ASC 220, Comprehensive Income, establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements. As of June 30, 2018, the Company has no items that represent a comprehensive Income/Loss.

***Revenue Recognition***
The Company recognizes revenues in accordance with FASB ASC Topic 605, "Revenue Recognition", and with the guidelines of the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104 "Revenue Recognition".

Under SAB 104, four conditions must be met before revenue can be recognized:

There is persuasive evidence that an arrangement exists.

Delivery has occurred, or service has been rendered.

The price is fixed or determinable, and

Collection is reasonably assured.

**Notes to the Financial Statements (Continued)**

**June 30, 2018**

***Income Taxes***

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, "Income Taxes." Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year and deferred tax consequences arising from temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company have no material uncertain tax positions for the reporting period presented.

***Recent Accounting Pronouncements***

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

***Fixed Assets***

Fixed Assets are presented at historical cost less depreciation. Historical costs include expenditures directly attributable to the acquisition of the assets.

Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will be realized and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

**Notes to the financial statements (Continued)**

**June 30, 2018**

Depreciation is calculated using the straight-line method to allocate their cost, net of residual values, over the estimated useful lives as follows:

- *Building, Warehouse, Silo, Factory Expansion, Port Jetty, and Office Building* *20 years*
- *Cement Bagging Plant, Ship Unloaders, Plant and Machinery and Fuel Station 10 years*
- *Heavy motor vehicle* *8 years*
- *Light Motor Vehicle* *4 years*
- *Furniture and Fittings* *5 years*

The assets' residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset's fair value less costs of disposal.

Gains and losses on disposals are determined by comparing proceeds with carrying and disposal costs and are then included in profit or loss.

***Intangible Assets***

Separately acquired intellectual property is stated at historical cost less amortization. Amortization is calculated using the straight-line method to allocate costs over estimated useful lives of the asset and from the date that the assets are placed in service.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset's fair value less costs of disposal.

***Impairment of Long-lived Assets***

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at the Balance Sheet date. The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

**NOTE 3: Common Stock**

Century Petroleum Corp./Ibeto Cement International Corporation owns 99.9% stock of Ibeto Cement Company Limited (ICCL). (ICCL) has one class of common stock which represents 100% of the total voting power of the company and it is beneficially owned by Century Petroleum Corp./Ibeto Cement International Corporation. The authorized common stock of the Company consists of 483,000,000 shares with a par value of $0.001. There were 271,857,024 and 250,000,000 shares with a par value of $0.005434 of common stock issued and outstanding as of June 30, 2018 and December 2017, respectively.

**NOTE 4: Income Taxes**

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, "Income Taxes." Under this method, income tax expense is recognized for the amount of:

i. Taxes payable or refundable for the current year and
ii. deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for the reporting period presented.

The company made no provision for deferred tax during the period.

## Notes to the Financial Statements (Continued) June 30, 2018

### NOTE 5: Fixed Assets

CENTURY PETROLEUM CORP/BETO CEMENT INTERNATIONAL CORPORATION

FIXED ASSETS

| | Land | Access Road | Factory Buildings | Factory Expansion | Warehouses | Port Jetty | Office Buildings | Cement Bagging Plant | Ship Unloaders | Machinery & Equipment | Utilities | Fuel Station | Heavy Motor Vehicles | Light Motor Vehicles | Storage Tanks /Cement Silos | Furniture & Equipment | Total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ | $ |
| **COST** | | | | | | | | | | | | | | | | | |
| Cost as of 1/1/2018 | 609,249 | 1,839,577 | 1,236,302 | 2,704,541 | 4,043,624 | 7,746,614 | 563,293 | 4,331,517 | 5,657,214 | 948,375 | 858,099 | 17,939 | 18,008,763 | 658,586 | 2,422,183 | 163,015 | 51,808,889 |
| Additions | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Cost as of 6/30/2018** | **609,249** | **1,839,577** | **1,236,302** | **2,704,541** | **4,043,624** | **7,746,614** | **563,293** | **4,331,517** | **5,657,214** | **948,375** | **858,099** | **17,939** | **18,008,763** | **658,586** | **2,422,183** | **163,015** | **51,808,889** |
| **DEPRECIATION** | | | | | | | | | | | | | | | | | |
| As of 1/1/2018 | - | 1,258,660 | 653,786 | 383,143 | 2,223,993 | 4,315,338 | 368,026 | 4,331,516 | 5,657,213 | 857,532 | 817,951 | 4,335 | 7,531,777 | 658,585 | 343,143 | 136,764 | 29,541,768 |
| Charge for the period | - | 17,609 | 30,908 | 67,614 | 101,091 | 193,665 | 14,082 | - | - | 45,421 | 10,196 | 897 | 1,076,446 | - | 60,555 | 9,506 | 1,627,984 |
| **Balance as of 6/30/2018** | - | **1,276,269** | **684,694** | **450,757** | **2,325,084** | **4,509,003** | **382,108** | **4,331,516** | **5,657,215** | **902,953** | **828,147** | **5,232** | **8,608,223** | **658,585** | **403,697** | **146,270** | **31,169,752** |
| **NET BOOK VALUE** | | | | | | | | | | | | | | | | | |
| **As of 6/30/2018** | **609,249** | **563,309** | **551,609** | **2,253,784** | **1,718,540** | **3,237,611** | **181,185** | - | - | **45,421** | **29,952** | **12,707** | **9,400,539** | - | **2,018,486** | **16,745** | **20,639,137** |
| **As of 12/31/2017** | **609,249** | **580,912** | **582,516** | **2,321,398** | **1,819,631** | **3,431,276** | **195,267** | - | - | **90,843** | **40,148** | **13,604** | **10,476,985** | - | **2,079,040** | **26,251** | **22,267,121** |

*During the period ended June 30, 2018 the Company recorded $1,627,984 in depreciation expense on fixed assets

## Notes to the Financial Statements (Continued)

## June 30, 2018

**NOTE 6: Investments**

The investments of ICCL represent the cost of acquisition of interest in its subsidiary (Eastern Bulk Cement) in 2012 plus additional cost invested in the 60 % interest in its Sub-subsidiary company (Nigeria Cement Company Limited) and the value of the limestone deposit in the Calabar Cement Project as of June 30, 2018.

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| | 2018 | 2017 |
| **Investments** | $ | $ |
| Eastern Bulk Cement Company Limited | 13,678,526 | 13,678,526 |
| Nigeria Cement Company Limited | 2,402,638,000 | 2,402,638,000 |
| Cross River/Abia Cement Project | 7,889,810,739 | 7,889,810,739 |
| | **10,306,127,265** | **10,306,127,265** |

**NOTE 7: Inventory**

The inventories represent the value of unused cement bags, as of June 30, 2018 and spare parts to be use in the repair of plant and machinery.

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| | 2018 | 2017 |
| **Inventory** | $ | $ |
| Empty Bags | - | 4,225 |
| Ventomatic Spares B | 85,048 | 86,438 |
| Diesel Fuel | 405 | 1,135 |
| | **85,453** | **91,798** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

### NOTE 8: Cash and Cash Equivalents

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| | 2018 | 2017 |
| | $ | $ |
| Petty Cash | 2,419 | 1,785 |
| First Bank Plc | 791 | 235 |
| Zenith Bank Plc | 27,667 | 2,524 |
| UBA Plc | 4,092 | 4,116 |
| Diamond Bank Plc | 1,436 | 1,380 |
| Union Bank Plc | 5,725 | 115,758 |
| Eco Bank Plc | 606 | - |
| | **42,736** | **125,798** |

### NOTE 9: Trade Receivables

As of June 30, 2018, all receivables are deemed to be recoverable.

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| | 2018 | 2017 |
| | $ | $ |
| Cement Debtors | 383,250 | 443,906 |
| | **383,250** | **443,906** |

### NOTE 10: Due from Related companies

As of June 30, 2018, these represents the balance due from related companies for services rendered. Related parties represent other companies owned by the equity holders in Ibeto Cement Company Limited.

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| | 2018 | 2017 |
| | $ | $ |
| Ibeto Industries Limited | 699,467 | 699,467 |
| Union Autoparts Mfg. | 3,927,273 | 3,927,273 |
| Max Shipping Services Ltd | 1,084,547 | 1,084,547 |
| Ibeto Hotels Limited | 39,167 | 208,333 |
| Kings Palace Hotel Ltd | 2,153,402 | 2,153,402 |
| | **7,903,856** | **8,073,022** |

## NOTE 11: Other Receivables

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Other Receivables | 620,228 | 247,869 |
| | **620,228** | **247,869** |

## NOTE 12: Trade Payables

Trade payables includes liabilities to vendors, for the supplies of Cement bagging bags in the normal course of business.

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Trade Payable** | $ | $ |
| Fas Agro Ind. Ltd | 437,741 | 437,741 |
| Bagco Co Ltd | 231,538 | 231,538 |
| | **669,279** | **669,279** |

## NOTE 13: Due to Related companies

As of June 30, 2016, these represents the balance due to related parties for services rendered.
Related parties represent other companies owned by the equity holders in Ibeto Cement Company Limited.

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Ancbros Integrated Investment | - | 248,302 |
| Ibeto Petrochem Industry Limited | 49,805 | - |
| Odoh Holdings Limited | 2,222 | 204,089 |
| | **52,027** | **452,391** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

### NOTE 14: Other Payables

Other payables include staff severance payments and payments to government agencies.

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Various Creditors | 10,670,863 | 4,366,535 |
| Provision for Severance | 27,995 | 27,807 |
| Cotton Wooden Gas Ltd | 550,567 | 483,778 |
| PAYE | 798 | - |
| Provision for Professional Fee | 16,800 | - |
| Accrued Expenses | 13,250 | - |
| Loan from Related Party | 4,067 | - |
| Note Payable and Accumulated Interest | 5,015 | - |
| Accrued Audit Fee | 300,000 | - |
| Gific Printing Solution | 83,332 | 111,111 |
| Income Tax Payable | 30,270,925 | 30,338,766 |
| | **41,943,612** | **35,327,997** |

### NOTE 15: Income Taxes Payable

| | Unaudited 6 Months period Ended June 30, 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Taxation** | $ | $ |
| Balance B/f | 30,338,766 | 36,575,779 |
| Translation Adjustments | - | (6,095,963) |
| Charge for the year | - | - |
| Tax Payment | (67,841) | (141,050) |
| **Outstanding Balance** | **30,270,925** | **30,338,766** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

### NOTE 16: Common Stock

| | | |
|---|---|---|
| Common Stock (0.001) Par value, 483,000,000 share authorized, 271,857,054 share issued and outstanding at 6/30/2018, (0.00543478) Par value, 250,000,000 issued and outstanding at 12/31/2017 | 271,857 | 1,358,696 |
| | **271,857** | **1,358,696** |

### NOTE 17: Revenue

There were no sales during the period due to the high exchange rate that is unprofitable to the business.

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Revenue** | $ | $ |
| Sales of Cement | - | 6,736,689 |
| | - | **6,736,689** |

### NOTE 18: Cost of Sales

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Cost of Sales** | $ | $ |
| Cost of cement | - | 2,937,087 |
| Production Overhead (i) | 936,818 | 5,221,720 |
| | **936,818** | **8,158,807** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

**Production Overhead (i)**

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| **Production Over head** | $ | $ |
| Cement Bags | - | 127,058 |
| Gas & Lubricants | 100,407 | 576,855 |
| Direct Labor Cost | 160,399 | 235,167 |
| Plant Repairs & Maintenance | - | 431,876 |
| Ship Overheads | 1,389 | 30,988 |
| Demurrage | 660,222 | 3,819,776 |
| Factory Repairs | 14,401 | - |
| | **936,818** | **5,221,720** |

**NOTE 19: Other Income**

Other income represents the amount generated from the use of the company trucks to transact business.

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Transport Income | 17,205 | 6,254 |
| Less: Interest Expense | **(81)** | - |
| | **17,124** | **6,254** |

**NOTE 20: Retained Earnings**

| | Unaudited 6 Months Period Ended June 30 | Audited Year Ended December 31 |
|---|---|---|
| **Change in Equity June 30, 2018** | $ | $ |
| **Balance as of 1/1/2018** | 7,783,929 | 19,071,988 |
| Translation Adjustments | - | (3,178,665) |
| Accumulated Deficit | (17,841,641) | - |
| Loss for the year | (8,528,020) | (7,511,506) |
| Shareholder Distribution | - | (597,888) |
| **Balance as of 6/3/18** | **(18,585,732)** | **7,783,929** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

**NOTE 21: Translation Adjustments**
**Summary of Translation Adjustments**

| | Increase/Decrease 2018 $ | Increase/Decrease 2017 $ |
|---|---|---|
| Fixed Assets | - | 10,361,778 |
| Depreciation | - | (5,256,361) |
| Taxation | - | (6,095,963) |
| Common Stock | - | (664,251) |
| Revaluation Reserve | - | (2,058,489,748) |
| Retained Earning | - | (3,174,665) |
| | - | **(2,063,323,210)** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

### NOTE 22: Administrative Expenses

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Staff Salaries | 98,485 | 483,778 |
| Medical & Welfare | 4,628 | 5,382 |
| Hotel Accommodation | 5,984 | - |
| Telephone & Postage | 730 | 2,978 |
| Printing & Stationery | 1,143 | 850 |
| Advert & Publicity | - | 2,551 |
| Rent & Rates | 25,639 | 34,528 |
| Security Expenses | 48,570 | 84,330 |
| Professional Fee | 47,507 | - |
| Secretarial Expenses | 159 | 3,428 |
| Entertainments | 4,632 | 8,765 |
| License & Insurance | 365 | 4,296 |
| Vehicle Repairs & Maintenance | 22,209 | 928,949 |
| Transport & Travels | 733,319 | 225,844 |
| Cement Haulage | - | 76,411 |
| Internet Services | 6,025 | 19,007 |
| General Repairs & Maintenance | 1,263 | 3,904 |
| Professional Expenses | 3,510,000 | 800,833 |
| Fuel and Oil | 6,201 | 14,690 |
| Electricity | 4,862 | 15,984 |
| Public Relation Expenses | - | 12,500 |
| Guest House Expenses | - | 8,542 |
| Severance | 48 | - |
| Legal Expenses | 1,133,875 | 77,999 |
| Donation | - | 8,332 |
| Commissions | 20,831 | - |
| | **5,676,999** | **2,823,881** |

## Notes to the Financial Statements (Continued)
## June 30, 2018

**NOTE 23: Finance and Other Charges**

| | Unaudited 6 Months Period Ended June 30 2018 | Audited Year Ended December 31 2017 |
|---|---|---|
| | $ | $ |
| Audit Fee | 300,000 | - |
| Bank Charges | 3,343 | 11,798 |
| | **303,343** | **11,798** |

**NOTE 24: Going Concern**

These financial statements have been prepared on a going concern basis, which implies that Ibeto Cement Company Limited will continue to realize its assets and discharge its liabilities in the normal course of business. During the period, the company reported losses of ($8,528,020) due to the inability to import bulk cement as a result of high exchange differences and tax levies as of June 30, 2018. Subsequent to the period ended June 30, 2018, the company entered into an investments agreement further described in Note 25 Subsequent Events.

**NOTE 25: Subsequent Events**

The Company has evaluated events subsequent through the date the financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued, as of June 30, 2018,

The Company had working capital of ($33,629,396) and an accumulated deficit of ($18,585,732). On August 28, 2018, the company entered into an asset purchase agreement with Ibeto Cement Company Limited, a transaction that resulted in a reverse merger by Ibeto Cement Company Limited into Century Petroleum Corp. Pursuant to the execution of the asset purchase agreement, on August 29, 2018, a total number of 14 billion restricted shares of the common stock of Century Petroleum Corp were issued to Dr. Cletus M. Ibeto as an individual, which shares represent 90% of the total outstanding stock of Century Petroleum Corp in exchange for 224, 820, 000 of Ibeto Cement Company Limited in Nigeria. The consummation of the merger resulted in Century Petroleum Corp/Ibeto Cement International Corporation surviving the merger, Ibeto Cement Company Limited in Nigeria becoming a wholly owned subsidiary company of Century Petroleum Corp/ Ibeto Cement International Corporation, Dr Cletus M. Ibeto controlling 90% of Century Petroleum Corp/ Ibeto Cement International Corporation and also he becoming the new Chairman of the Board of Century Petroleum Corp/ Ibeto Cement International Corporation.